UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020 (October 16, 2020)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street,

New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIT	New York Stock Exchange
5.625% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share	CITPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated October 16, 2020, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter ended September 30, 2020.  The press release is attached as Exhibit 99.1.  This press release includes certain non-GAAP financial measures.  A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.  The information reported under this Item 2.02, including Exhibit 99.1, shall be considered furnished, not filed, for the purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation to analysts and investors of its financial results for the quarter ended September 30, 2020, which is attached as Exhibit 99.2.  The information included in Exhibit 99.2 shall be considered furnished, not filed, for purposes of the Exchange Act.  The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by CIT Group Inc. on October 16, 2020 reporting its financial results as of and for the quarter ended September 30, 2020.

99.2	Presentation by CIT Group Inc. on October 16, 2020 regarding its financial results for the quarter ended September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens BancShares, Inc. (“First Citizens”) and CIT Group Inc. (“CIT”).  Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements.  These forward-looking statements are based on First Citizens’ and CIT’s current expectations and assumptions regarding First Citizens’ and CIT’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict.  Many possible events or factors could affect First Citizens’ and/or CIT’s future financial results and performance and could cause the actual results, performance or achievements of First Citizens and/or CIT to differ materially from any anticipated results expressed or implied by such forward-looking statements.  Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Citizens and CIT do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed merger and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Citizens and CIT, (4) the risk that the integration of First Citizens’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that First Citizens and CIT are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of First Citizens and/or CIT, (6) the outcome of any legal proceedings that may be instituted against First Citizens and/or CIT, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of First Citizens’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Citizens’ issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of CIT and/or First Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on First Citizens’ and/or CIT’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of First Citizens and CIT disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.  Further information regarding First Citizens, CIT and factors which could affect the forward-looking statements contained herein can be found in First Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the Securities and Exchange Commission (the “SEC”), and in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the SEC.

Additional Information and Where to Find It

First Citizens intends to file a registration statement on Form S-4 with the SEC to register the shares of First Citizens’ capital stock that will be issued to CIT’s stockholders in connection with the proposed transaction.  The registration statement will include a joint proxy statement of First Citizens and CIT that also constitutes a prospectus of First Citizens.  The definitive joint proxy statement/prospectus will be sent to the stockholders of First Citizens and CIT seeking their approval of the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING FIRST CITIZENS, CIT, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by First Citizens or CIT through the website maintained by the SEC at http://www.sec.gov or from First Citizens at its website, www.firstcitizens.com, or from CIT at its website, www.cit.com.  Documents filed with the SEC by First Citizens will be available free of charge by accessing the “Newsroom” page of First Citizens’ website at www.firstcitizens.com or, alternatively, by directing a request by telephone or mail to First Citizens BancShares, Inc., Mail Code: FCC-22, PO Box 27131, Raleigh, North Carolina 27611-7131, (919) 716-7000, and documents filed with the SEC by CIT will be available free of charge by accessing CIT’s website at www.cit.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to CIT Group Inc., One CIT Drive, Livingston, New Jersey 07039, (866) 542-4847.

Participants in Solicitation

First Citizens, CIT, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of First Citizens and CIT in connection with the proposed merger under the rules of the SEC.  Certain information regarding the interests of the directors and executive officers of First Citizens and CIT and other persons who may be deemed participants in the solicitation of the stockholders of First Citizens or of CIT in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC.  Additional information about First Citizens, the directors and executive officers of First Citizens and their ownership of First Citizens common stock can also be found in First Citizens’ definitive proxy statement in connection with its 2020 annual meeting of stockholders, as filed with the SEC on February 26, 2020, and other documents subsequently filed by First Citizens with the SEC.  Additional information about CIT, the directors and executive officers of CIT and their ownership of CIT common stock can also be found in CIT’s definitive proxy statement in connection with its 2020 annual meeting of stockholders, as filed with the SEC on April 2, 2020, and other documents subsequently filed by CIT with the SEC.  These documents can be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2020	CIT GROUP INC.
(Registrant)

	By:	/s/ John Fawcett
	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer